UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 23, 2009

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement

Plantronics, Inc. (the “Company”) announced on October 2, 2009 that it entered into an Asset Purchase Agreement (the “Purchase Agreement”), dated October 2, 2009, with an affiliate of Prophet Equity, L.P. (“Prophet”) to sell substantially all of the assets of Altec Lansing, its Audio Entertainment Group (“AEG”) segment business, for approximately $18 million in cash, subject to certain post-closing adjustments.  Prophet also agreed to assume certain liabilities related to the AEG segment business.  The transaction was expected to close by the end of October 2009.  A summary of the material terms of the Purchase Agreement was filed with the Securities and Exchange Commission on Form 8-K on October 2, 2009.

On October 23, 2009, the Company and Prophet entered into a letter agreement which amends the Purchase Agreement to provide that the closing date for the sale of Plantronics’ Altec Lansing business will be extended to no later than December 1, 2009.  The End Date (as defined in the Purchase Agreement) will also be extended to December 1, 2009.   The extension is conditioned upon the parties’ agreement to enter into an amendment to the Purchase Agreement to make certain other  mutually acceptable changes consistent with the later closing.

The foregoing description of the Purchase Agreement and the amendment thereto is qualified in its entirety by reference to the full text of the Purchase Agreement and the amendment, copies of which Plantronics intends to file with its Quarterly Report on 10-Q for the quarter ending December 26, 2009.  A copy of the press release, dated October 23, 2009, announcing the modification to the expected closing date is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to (i) the proposed sale of the Altec Lansing business to Prophet Equity, L.P.; (ii) the anticipated timing of the closing date of the sale of the Altec Lansing business; and (iii) future amendments to the Purchase Agreement, as well as other matters discussed in the attached press release that are not purely historical data.  The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contemplated by such statements. These risks and uncertainties include, but are not limited to, the ability to close the sale of Altec Lansing pursuant to the terms of the Purchase Agreement, as well as other risks indicated in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed May 26, 2009, quarterly reports filed on Form 10-Q and other filings with the Securities and Exchange Commission as well as recent press releases.  These filings can be accessed over the Internet at http://www.sec.gov/edgar/searchedgar/companysearch.html.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document

99.1	Text of Press Release issued by Plantronics, Inc. dated October 23, 2009 and titled “Plantronics Announces Extension of Closing Date for Sale of Altec Lansing”

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

Date: October 23, 2009	By:	/s/ Barbara Scherer
Name:		Barbara Scherer
Title:		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Index	Description of Document

99.1	Text of Press Release issued by Plantronics, Inc. dated October 23, 2009 and titled “Plantronics Announces Extension of Closing Date for Sale of Altec Lansing”